                            Schedule 14A Information
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]


Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       EAGLE POINT SOFTWARE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

================================================================================

EAGLE POINT SOFTWARE CORPORATION
4131 Westmark Drive
Dubuque, Iowa 52002-2627
(319) 556-8392


Dear Stockholder:

On behalf of the Board of Directors and management of Eagle Point Software Corporation, I cordially invite you to attend the 1999 Annual Meeting of Stockholders of Eagle Point Software Corporation to be held at 3:00 p.m., local time, on Thursday, December 16, 1999, at the Eagle Point Software Corporate Headquarters, 4131 Westmark Drive, Dubuque, Iowa 52002-2627.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. You are urged to specify your voting preference by marking, dating and signing the enclosed proxy card and returning it in the enclosed business reply envelope. No postage is required if mailed in the United States. If you wish to vote in accordance with the Directors' recommendations, all you need to do is date and sign the proxy card and return it in such envelope.

We hope you can attend the 1999 Annual Meeting, but in any event, please complete and return the proxy card. If you do attend and wish to vote in person, you may revoke your proxy at that time.

Sincerely,



Rodney L. Blum
Chairman



November 15, 1999

                        EAGLE POINT SOFTWARE CORPORATION
                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 16, 1999

The 1999 Annual Meeting of Stockholders (the "Annual Meeting") of Eagle Point Software Corporation, a Delaware corporation (the "Company"), will be held at 3:00 p.m., local time, on Thursday, December 16, 1999 at the Eagle Point Software Corporate Headquarters, 4131 Westmark Drive, Dubuque, Iowa 52002-2627, for the purpose of considering and acting upon the following matters:

     1. To elect two directors to the Board of Directors of the Company, to serve for a three-year term;

     2.  To approve the Eagle Point Software Corporation 1999 Stock Option Plan;

     3. To approve amendments to the Eagle Point Software Corporation 1995 Employee Stock Purchase Plan;

     4. To ratify the appointment of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending June 30, 2000.

     5. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Stockholders of record at the close of business on November 15, 1999 are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during normal business hours, at the principal executive office of the Company, 4131 Westmark Drive, Dubuque, Iowa 52002-2627, for a period of ten days prior to the Annual Meeting.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold. You are urged to specify your voting preference by marking, dating and signing the enclosed proxy card and returning it in the enclosed business reply envelope. No postage is required if mailed in the United States. If you wish to vote in accordance with the Directors' recommendations, all you need do is date and sign the proxy card and return it in such envelope.

By order of the Board of Directors,



Dennis J. George
Secretary

November 15, 1999

                        EAGLE POINT SOFTWARE CORPORATION
                                PROXY STATEMENT


                              General Information

This Proxy Statement (the "Proxy Statement") is being furnished to the holders of Common Stock, $.01 par value ("Common Stock"), of Eagle Point Software Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or the "Board of Directors") for use at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 3:00 p.m., local time, on Thursday, December 16, 1999, at the Company's corporate headquarters, 4131 Westmark Drive, Dubuque, Iowa 52002-2627 and at any and all adjournments or postponements thereof. The Company's principal executive office is located at 4131 Westmark Drive, Dubuque, Iowa 52002-2627.

Each holder of record of Common Stock at the close of business on November 15, 1999 (the "Record Date") is entitled to receive notice of and to vote at the Annual Meeting. The holders of a majority of the shares of Common Stock outstanding and entitled to vote must be present in person or represented by proxy at the Annual Meeting in order for a quorum to be present. At the close of business on the Record Date there were 4,846,476 shares of Common Stock outstanding, each of which entitles the registered holder thereof to one vote.

If you are unable to attend the Annual Meeting, you may vote by proxy. The proxy holders will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of the Board for such items as set forth in this Proxy Statement. The proxy card gives authority to the proxy holders to vote your shares in their discretion on any other matter presented at the Annual Meeting. A proxy may indicate that all or a portion of the shares represented by that proxy are not being voted by a stockholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.

You may revoke your proxy at any time prior to voting at the Annual Meeting by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy or by attending and voting in person at the Annual Meeting.

The Company will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the related proxy card and any additional material which may be furnished to stockholders, as well as the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding such materials to beneficial owners of Common Stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain stockholders or their representatives by certain officers, directors or employees of the Company who will receive no additional compensation therefore. This Proxy Statement and the related proxy card are first being mailed to stockholders of the Company on or about November 15, 1999.

                             ELECTION OF DIRECTORS

The Board of Directors consists of five persons and is divided into three staggered classes, each class serving a three-year term. The term of Class II Directors expires on the date of the Annual Meeting. The nominees for Class II Director, if elected, will serve three years until the 2002 Annual Meeting of Stockholders, or until their successors have been elected and qualified. The current Class III and Class I Directors will continue in office until the 2000 and 2001 Annual Meetings of Stockholders, respectively.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Class II nominees recommended by the Board of Directors. Directors are elected by a plurality of the votes cast. Stockholders may not cumulate their votes. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees recommended by the Board of Directors.


                             NOMINEES FOR DIRECTOR

    Class II - Nominees to Serve Until 2002 Annual Meeting of Stockholders:

John F. Biver, age 44, co-founded the Company in 1983 and has served as Vice President - Civil Division since January 1990. Mr. Biver has served as a director of the Company since its inception. Prior to founding the Company, Mr. Biver was a registered Professional Engineer with the civil engineering firm of Wright, Kilby, Sejkoara and Associates.

James P. Hickey, age 42, has been a Director of the Company since August 30, 1995 and is a member of the Audit Committee and the Compensation Committee of the Board of Directors of the Company. Since 1989, Mr. Hickey has been a Principal of William Blair & Company, an investment banking firm.

The Board of Directors unanimously recommends that stockholders vote FOR each of the nominees listed above (Proposal 1).


               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

     Class I - Directors Serving Until 2001 Annual Meeting of Stockholders:

Dennis J. George, age 36, has served as Vice President, Chief Financial Officer, Treasurer, Secretary and a director of the Company since April 1989. During 1988 he was the Financial Budget Analyst for the Ertl Company, a manufacturer of agricultural model toys. During 1987 he served as Finance Manager for D.D.S., a provider of turn-key computer systems to the auto, large truck and implement dealer markets.

Thomas O. Miller, age 48, has been a Director of the Company since August 30, 1995 and is a member of the Audit Committee and the Compensation Committee of the Board of Directors of the Company. Since March of 1997, Mr. Miller has been Senior Vice President of Intermec Technologies Corporation

("Intermec"), a manufacturer of hand-held data systems. In March of 1997 Intermec acquired Norand Corporation ("Norand"), also a manufacturer of hand-held data systems. From September 1995 until March 1997 he served as Senior Vice President of Norand, from 1993 until September 1995 he served as Vice President-Mobile Systems of Norand and from 1990 until 1992 he served as Vice President-Marketing of Norand.

    Class III - Director to Serve Until 2000 Annual Meeting of Stockholders:

Rodney L. Blum, age 44, has served as Chairman of the Board, President and Chief Executive Officer of the Company since January 1990. From May 1988 until he joined the Company in 1990, Mr. Blum was Director of Sales and Marketing of D.D.S., a provider of turn-key computer systems to the auto, large truck and implement dealer markets. From 1980 until May 1988 he served in various marketing and management positions at CyCare Systems, Incorporated, a provider of computerized information processing systems to the healthcare industry. Mr. Blum is a director of American Trust and Savings Bank and is a member of the Board of Trustees for the Herbert Hoover Presidential Library.


               DIRECTORS - MEETINGS, COMMITTEES AND COMPENSATION

The Board of Directors met five times during the fiscal year ended June 30, 1999 ("Fiscal 1999"), pursuant to regularly scheduled meetings. No director attended fewer than 75 percent of the meetings of the Board and committees thereof on which he served.

The Board of Directors has established two committees: an Audit Committee and a Compensation Committee. As of June 30, 1999 and as of the date of this Proxy Statement, the Audit Committee is comprised of Messrs. George, Hickey and Miller. The Audit Committee reviews the results and scope of the audit and other services provided by the Company's independent accountants and recommends the appointment of independent accountants to the Board of Directors. See "Ratification of Appointment of Independent Accountants." The Audit Committee met one time during Fiscal 1999.

As of June 30, 1999 and as of the date of this Proxy Statement, the Compensation Committee is comprised of Messrs. Hickey and Miller. The Compensation Committee makes recommendations regarding the compensation arrangements for top management and key employees of the Company. The Compensation Committee met one time during Fiscal 1999.

Directors who are employees of the Company receive no compensation for serving as directors. Those directors who are not employees of the Company ("Outside Directors") receive a $500 fee for each meeting of the Board of Directors attended, whether attendance is in person or telephonic, and they are reimbursed for out-of-pocket expenses incurred in connection with attending meetings. In addition, each Outside Director participates in the Eagle Point Software Corporation Stock Option Plan (the "Current Stock Option Plan"), which will be replaced by the Eagle Point Software Corporation 1999 Stock Option Plan (the "1999 Stock Option Plan") if stockholders approve the 1999 Stock Option Plan at the Annual Meeting. The terms of the two plans, insofar as they provide for the automatic grant of stock options to Outside Directors, are the same.

Any new Outside Director will receive, on the day he or she commences services as a director, an option to purchase 2,000 shares of Common Stock with a per share exercise price equal to the average of the high and low sales prices of a share of Common Stock as reported on The Nasdaq Stock Market on that day. In addition, on the date of each annual meeting of stockholders of the Company, each person who is an Outside Director immediately after the meeting will receive an option to purchase 4,000 shares of Common Stock with a per share exercise price equal to the average of the high and low sales prices of a share of Common Stock as reported on The Nasdaq Stock Market on that day. Each of these stock options will be exercisable in full when granted.

The Board of Directors has no nominating committee. Selection of nominees for the Board is made by the entire Board of Directors. The names of potential nominees for the Company's Board should be directed to the Company's Secretary, Dennis J. George, at 4131 Westmark Drive, Dubuque, Iowa 52002-2627.


                         EXECUTIVE OFFICER COMPENSATION

The following table (the "Compensation Table") sets forth the aggregate compensation for the past three fiscal years of the individual who served as Chief Executive Officer during Fiscal 1999 and the other most highly compensated executive officers for Fiscal 1999 (collectively, the "Named Executive Officers").

                           Summary Compensation Table
                           --------------------------

                                                                           Long-Term
                                                                          Compensation
                                                Annual Compensation          Awards
                                                -------------------          ------
                                                                           Securities
                                    Fiscal                                 Underlying        All other
 Name and Principal Position         Year     Salary ($)     Bonus ($)     Options (#)    Compensation(1)
 ---------------------------         ----     ----------     ---------     -----------    ---------------

Rodney L. Blum                       1999      $185,000       $34,447         10,000             -
Chairman, President and Chief        1998       140,000        16,920         35,000             -
 Executive Officer                   1997       140,000         1,579            -               -

John F. Biver                        1999       129,500           897          7,500             -
Vice President - Civil Division      1998       107,000         1,330         25,000             -
                                     1997       107,000         1,004            -               -


Dennis J. George                     1999       116,550        22,007          7,500            718
Vice President, Chief Financial      1998        99,000        11,039         25,000            574
 Officer, Treasurer and Secretary    1997        99,000         1,020            -              513

Edward T. Graham                     1999        70,000        43,055              -            565
Vice President - Building Design     1998        50,000        11,327         50,000              -
 and Services Division               1997        50,000        23,833          8,475              -

(1)These amounts represent Company matching contributions to the Eagle Point Software Corporation 401(k) plan and trust.

Option Grants

The following table sets forth information with respect to individual grants of options that were made during Fiscal 1999 to each of the Named Executive Officers and the potential realizable value of these options assuming five percent and ten percent rates(1) of compound appreciation in the market value of the Common Stock over the term of the option grants. The Company has never granted stock appreciation rights.

                                    Option Grants in Last Fiscal Year
                                    ---------------------------------

                                   Individual Grants (2)                Potential Realizable Value at
                                   ---------------------                Assumed Annual Rates of Stock
                                                                      Price Appreciation for Option Term
                                                                      ----------------------------------
                             Number of     Percent of    Exercise    Expiration    5% ($)(1)   10% ($)(1)
     Name                   Securities       Total         Price        Date       ---------   ----------
     ----                   Underlying      Options       ($/Sh)        ----
                              Options      Granted to     ------
                            Granted (#)     Employees
                           -------------    in Fiscal
                                              Year
                                              ----
Rodney L. Blum                10,000           6.8%       $8.0938       8/3/08     $50,901(3)   $128,994(3)

John F. Biver                  7,500           5.1%       $8.0938       8/3/08     $38,176(3)   $ 96,745(3)

Dennis J. George               7,500           5.1%       $8.0938       8/3/08     $38,176(3)   $ 96,745(3)

------------------
(1) Amounts reflect assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises depend on future performance of the Company's Common Stock and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved.

(2) Upon a sale of substantially all of the business and assets of the Company, each outstanding option will become exercisable in full.

(3) The future hypothetical value of one share of Common Stock based on a fair market value of $8.0938 on August 3, 1998, and assumed rates of appreciation of five percent and ten percent through August 3, 2008, would be $13.184 and $20.993, respectively.

                                 Aggregated Option Exercises in Last Fiscal Year
                                       and Fiscal Year-End Option Values
                                       ---------------------------------
                                                            Number of Unexercised         Value of Unexercised
                                                                  Options at              In-The-Money Options
                                                             Fiscal Year-End (#)        at Fiscal Year-End ($)(1)
                                                         ---------------------------   ---------------------------
                           Shares
                        Acquired on        Value
      Name              Exercise (#)   Realized ($)(1)   Exercisable   Unexercisable   Exercisable   Unexercisable
      ----              ------------   ---------------   -----------   -------------   -----------   -------------
 Rodney L. Blum            11,433          $73,421            117         33,450         $   356        $71,449

 John F. Biver                -                -            8,250         24,250         $25,137        $51,035

 Dennis J. George           8,099          $52,011            151         24,250         $   460        $51,035

 Edward T. Graham          10,004          $47,887          8,396         40,075         $15,367        $97,557

______________________
(1) Value is calculated by subtracting the exercise price from the fair market value of the shares underlying the option on the exercise date (in the case of options exercised) or at June 30, 1999 ( in the case of unexercised "in-the-money" options) and multiplying the result by the number of shares for which the option was exercised or is in-the -money, as the case may be. Fair market value at June 30, 1999 was calculated based upon the average of the high and low sales prices of a share as reported by The Nasdaq Stock Market for that date ($6.50). There is no assurance that if and when any such in-the-money option is exercised, the option will have this value.


Employment Agreements

The Company has entered into employment agreements ("Executive Employment Agreements") with each of Rodney L. Blum, John F. Biver and Dennis J. George to serve as its President and Chief Executive Officer, Vice President-Civil Division and Vice President, Chief Financial Officer, Secretary and Treasurer, respectively. Mr. Blum, Mr. Biver and Mr. George (each an "Executive Employee") received annual salaries of $185,000, $129,500 and $116,550, respectively, in Fiscal 1999, and each are entitled to participate in the Company's bonus program for executive officers. Each Executive Employee's salary is subject to change as determined by the Compensation Committee of the Board of Directors. None of the Executive Employment Agreements contain a specified expiration date, although the Company may terminate each such agreement at any time upon thirty days' written notice to the Executive Employee, and each Executive Employee may terminate his respective agreement at any time upon thirty days' written notice to the Company.

If an Executive Employment Agreement is terminated by virtue of an Executive Employee's disability, such Executive Employee will be entitled to receive a lump sum payment equal to one and one-half times the cumulative compensation payable to him for the twelve months immediately proceeding the effective date of termination. If an Executive Employment Agreement is terminated by virtue of an Executive Employee's death, such Executive Employee will be entitled to receive a lump sum payment equal to two times the cumulative compensation payable to him for the twelve month period immediately preceding his death. If an Executive Employment Agreement is terminated for any other reason, other than for any act of theft, embezzlement, or other documented proof of material dishonesty, such Executive Employee will be entitled to receive a lump sum payment equal to two times the cumulative compensation payable to him for the twelve month period immediately preceding such termination.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Eagle Point's Compensation Philosophy

The Company recognizes that the success of its business is based on the performance of its employees, and that its employees are the Company's primary asset. With that understanding, the Compensation Committee of the Board of Directors applies the following operating principles in its duties as administrator of the compensation of the Company's management and key employees:

     1. Be competitive in all aspects of compensation and consistently demonstrate a willingness to pay levels of compensation that are necessary to attract and retain highly qualified executives.

     2. Award stock options to executives in order to align management's and stockholders' interests.

     3. Provide variable compensation opportunities based on the financial performance of the Company -- when objectives are met or exceeded, the incentive awards can be attractive.

     4. Adhere to a compensation strategy that effectively balances short- and long-term goals of the Company.

Compensation Policies for Executive Officers

The Compensation Committee of the Board, presently comprised of two Outside Directors, makes executive compensation decisions. In making these decisions, the Committee considers recommendations made by the Company's senior management team. Key components of the Company's executive compensation decisions include:

     1. Base salary -- designed to comprise approximately 60% to 70% of potential compensation.

     2. Cash bonus/stock option awards -- designed to help provide a direct link between executive compensation and the individual's role in helping the Company attain quarterly and annual performance measures.

The Committee believes this type of executive compensation structure effectively serves the interests of both the Company and its stockholders. The Committee also believes the program allows the Company to attract and retain outstanding executives and motivate these executives to perform at the highest levels.

CEO Compensation

Mr. Rodney L. Blum has served as the Company's CEO since January 1990. In Fiscal 1999 Mr. Blum received a salary of $185,000. Mr. Blum's compensation is substantially related to the Company's performance pursuant to the Company's bonus program for its executive officers - Mr. Blum is eligible to receive a bonus payment if certain financial objectives (primarily relating to revenues and profitability) for the Company are met. Mr. Blum's compensation during Fiscal 1999 reflects the strategic importance of Mr. Blum to the Company and his anticipated future contributions toward achievement of the Company's growth objectives.

The foregoing report has been furnished by the Committee.


                      The Compensation Committee of the Board of Directors
                            James P. Hickey
                            Thomas O. Miller



                   SECURITY OWNERSHIP OF DIRECTORS, OFFICERS
                           AND PRINCIPAL STOCKHOLDERS

The following table sets forth information as of November 1, 1999 concerning the beneficial ownership of Common Stock for each Director, the Named Executive Officers, all Directors and Executive Officers as a group, and each holder of 5% or more of the Company's Common Stock. Unless otherwise noted, the listed persons have sole voting and investment power with respect to the shares held in their names, subject to community property laws if applicable. The table does not include options which are not exercisable within 60 days.

    Name of                                     Number          % of total
Beneficial Holder                            of Shares(1)   Outstanding Shares
-----------------                            ------------   -------------------
John F. Biver (8)                            1,248,066 (2)        25.71%
Rodney L. Blum (8)                             953,704 (3)        19.68
Dennis J. George (8)                           381,631 (4)         7.87
J. Carlo Cannell
  d/b/a Cannell Capital Management (9)         352,400             7.27
Dimensional Fund Advisors (10)                 338,500             6.98
James P. Hickey                                 14,000 (5)          --
Thomas O. Miller                                13,500 (5)          --
Edward T. Graham (8)                             9,896 (6)          --
All Directors and Executive
  Officers as a group (9 persons)            2,647,609 (7)        54.07

(1) Based on the number of shares outstanding at, or acquirable within, 60 days of November 1, 1999.

(2) Includes 8,250 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of November 1, 1999.

(3) Includes 117 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of November 1, 1999.

(4) Includes 151 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of November 1, 1999.

(5) Includes 12,000 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of November 1, 1999.

(6) Includes 9,896 shares which may be acquired under options which are currently exercisable or which will be exercisable within 60 days of November 1, 1999.

(7) Includes 50,301 shares which executive officers and directors have the right to acquire under options which are currently exercisable or which will be exercisable within 60 days of November 1, 1999.

(8) The address of such beneficial holder is c/o Eagle Point Software Corporation, 4131 Westmark Drive, Dubuque, Iowa 52002-2627.

(9) Based upon the most recent report on Schedule 13G as filed with the Securities and Exchange Commission, J. Carlo Cannell D/B/A Cannell Capital Management is deemed to have beneficial ownership of 352,400 shares of Eagle Point Software stock as of December 31, 1999, all of which shares are owned by advisory clients of J. Carlo Cannell D/B/A Cannell Capital Management or partnerships of which J. Carlo Cannell D/B/A Cannell Capital is a general partner, no one of which, to the knowledge of J. Carlo Cannell D/B/A Cannell Capital Management, owns more than 5% of the class. J. Carlo Cannell D/B/A Cannell Capital Management's address is 600 California Street, Floor 14, San Francisco, CA 94108.

(10) Based upon the most recent report on Schedule 13G as filed with the Securities and Exchange Commission, Dimensional Fund Advisors Inc., a registered investment advisor, is deemed to have beneficial ownership of 338,500 shares of Eagle Point Software stock as of December 31, 1999, all of which shares are owned by advisory clients of Dimensional Fund Advisors Inc., no one of which, to the knowledge of Dimensional Fund Advisors Inc., owns more than 5% of the class. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares. The Dimensional Fund Advisors Inc. address is 1299 Ocean Avenue, 11th floor, Santa Monica, CA 90401.

                               PERFORMANCE GRAPH

The following graph compares the Company's cumulative total stockholder return since the Common Stock became publicly traded on June 16, 1995 with the Nasdaq Computer & Data Processing Index (the "Computer Index") and with The Nasdaq Stock Market -- U.S. Index (the "Nasdaq Index"). The comparison is based on the assumption that $100.00 was invested on June 16, 1995 in each of the Company's Common Stock, the Computer Index and the Nasdaq Index. On November 5, 1999 the closing price of a share of Common Stock as reported by The Nasdaq Stock Market was $5.125.

Note: The stock price performance shown below is not necessarily indicative of future price performance.

                    COMPARISON OF 48 MONTH CUMULATIVE TOTAL
                                    RETURN*
                    AMONG EAGLE POINT SOFTWARE CORPORATION,
                     THE NASDAQ STOCK MARKET (U.S.) INDEX
                AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

* $100 INVESTED ON 6/16/95 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING JUNE 30.

                                                       Cumulative Total Return
                                       6/16/95   6/30/95   6/30/96   6/30/97   6/30/98   6/30/99
Eagle Point Software Corporation         100       131        54        35       63         52
NASDAQ STOCK MARKET -- US                100       103       132       160      212        302
NASDAQ COMPUTER & DATA PROCESSING        100       104       138       174      263        400

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

James P. Hickey, an Outside Director of the Company since August 1995, is a Principal of William Blair & Company, L.L.C., an investment banking firm ("William Blair"). William Blair was one of the managing underwriters of the Company's initial public offering of Common Stock in June 1995. The Company currently maintains a no-fee money market account with William Blair.


            EAGLE POINT SOFTWARE CORPORATION 1999 STOCK OPTION PLAN

General

The Board of Directors has adopted, subject to stockholder approval, the 1999 Stock Option Plan. If stockholders approve the 1999 Option Plan, the Company's current stock option plan, the Current Stock Option Plan will be terminated and future stock option awards will be made pursuant to the 1999 Option Plan. The termination of the Current Stock Option Plan will not affect the rights of the holders of options granted under it.

The purposes of the 1999 Option Plan are to align the interests of the stockholders of the Company and the recipients of stock options granted under the 1999 Option Plan by increasing the proprietary interest of those recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers and other key employees and well-qualified persons who are not officers or employees of the Company for service as directors of the Company.

The 1999 Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, and is not intended to be and does not qualify as a pension, profit sharing or other "qualified" plan under Section 401 (a) of the Internal Revenue Code of 1986, as amended (the "Code").

Approval of the 1999 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the same effect as votes cast against the proposal. Non-voted shares will not be considered in attendance for the vote on this proposal.

The Board of Directors unanimously recommends that stockholders vote FOR approval of the Eagle Point Software Corporation 1999 Stock Option Plan (Proposal 2).

Amendment; Termination

The Board may amend the 1999 Option Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation including
Section 162(m) of the Code and Section 422 of the Code. Nonetheless, the Board may not increase the number of shares available under the 1999 Option Plan, effect any change inconsistent with 422 of the Code, or extend the term of the 1999 Option Plan, without stockholder approval. No amendment may impair the rights of a holder of an outstanding stock option granted under the 1999 Option Plan without the holder's consent.

The 1999 Option Plan will terminate on the tenth anniversary of the Annual Meeting, but may be terminated earlier by the Board. Termination of the 1999 Option Plan will not affect the terms or conditions of any stock option granted under the 1999 Option Plan prior to the termination date. No stock options may be granted under the 1999 Option Plan after it has been terminated.

Administration

The 1999 Option Plan will be administered by the Board, or a committee of the Board, whose members will be appointed and may be removed by the Board and which must consist of at least two directors. We will, in this summary of the 1999 Option Plan, refer to the body that administers the 1999 Option Plan as the "Plan Committee." Initially, the Board will serve as the Plan Committee.

The Plan Committee is authorized to interpret the 1999 Option Plan and its application, and, subject to the terms of the 1999 Option Plan, to establish rules and regulations as it deems necessary or desirable for the administration of the 1999 Option Plan and it may impose, incidental to the grant of a stock option thereunder, conditions with respect to that grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions are final, binding and conclusive.

The Plan Committee is authorized to select eligible persons for participation in the 1999 Option Plan and, subject to the terms of the 1999 Option Plan, to determine the terms and conditions of each stock option granted under the 1999 Option Plan.

Securities Offered

The maximum number of shares of Common Stock available under the 1999 Option Plan is 350,000 plus such number of shares subject to options originally granted under the Current Stock Option Plan that become available for issuance under the 1999 Option Plan as described below, subject to appropriate adjustment by the Plan Committee in the event of a stock split, stock dividend or other similar change in capitalization.

Shares of Common Stock delivered upon the exercise of a stock option granted under the 1999 Option Plan may be treasury shares, authorized and unissued shares, or a combination thereof. If shares of Common Stock subject to an option granted under the 1999 Option Plan or the Current Stock Option Plan are not issued by reason of the expiration, termination, cancellation or forfeiture of that option, those shares will be available for issuance of new options under the 1999 Option Plan. As of date hereof, 630,753 shares are subject to outstanding options granted under the Current Stock Option Plan and 76,524 shares remain available for the grant of new options under the Current Stock Option Plan.

No person will have any right as a stockholder of the Company with respect to any shares of Common Stock which are subject to a stock option granted under the 1999 Option Plan until he or she becomes a stockholder of record with respect to those shares.

Stock options granted under the 1999 Option Plan may be either ISOs or non-qualified stock options. An ISO is a stock option granted in accordance with
Section 422 of the Code and which is intended by the Plan Committee to constitute an incentive stock option. A non-qualified stock option is a stock option which is not an ISO.

Eligibility to Participate

Participation in the 1999 Option Plan is limited to the directors (including Outside Directors), officers and other key employees of the Company as the Plan Committee selects from time to time. In addition, Outside Directors are entitled to non-discretionary awards as described below.

No officer or employee of the Company has any right to participate in the 1999 Option Plan. Neither the 1999 Option Plan nor any stock option granted under it confers upon any person any right to continued employment by the Company or affects in any manner the right of the Company to terminate the employment of any person at any time.

Discretionary Options

The Plan Committee will determine which eligible persons will receive grants of stock options under the 1999 Option Plan and, subject to the limitations described below, will determine the number of shares of Common Stock subject to each stock option, the related purchase price per share of Common Stock, the period during which the stock option may be exercised, whether the stock option will become exercisable in cumulative or non-cumulative installments and in part or in full at any time and whether the stock option is intended to constitute an ISO. The Plan Committee may also establish performance measures or other criteria which need to be satisfied as conditions to the grant of an option or to the exercisability of all or a portion of an option. We will refer to options granted automatically under the 1999 Option Plan to Outside Directors as "non-discretionary" options and all other options granted under the 1999 Option Plan as "discretionary options."

     Purchase Price. The purchase price per share of Common Stock subject to a stock option granted under the 1999 Option Plan may not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. If an ISO is granted to a person who, at the time of the grant, owns more than ten percent of the Company's Common Stock, then the per share purchase price may not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant. The "Fair Market Value" of a share of Common Stock on a given date is the average of the high and low transaction prices of a share of Common Stock as reported on The Nasdaq Stock Market on that date.

     Limitations on Number of Shares Subject to Stock Options. To the extent necessary for an award to be qualified performance-based compensation under
Section 162(m) of the Code, and the rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which stock options may be granted under the 1999 Option Plan during any fiscal year of the Company to any person is 250,000.

     Limitations on Period of Exercisability of ISOs. An ISO may not be exercisable later than ten years after its date of grant. If an ISO is granted to a person who, at the time of the grant, owns more than ten percent of the Company's Common Stock, then that ISO may not be exercised later than five years after its date of grant. The Plan Committee may, for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an option intended to be qualified performance-based compensation, take action to cause any or all outstanding options granted under the 1999 Stock Option Plan to become exercisable in part or in full.

     Exercise of a Stock Option Following Termination Employment or Service. Unless otherwise provided in the agreement relating to a discretionary stock option granted under the 1999 Option Plan, the following rules apply in the case of an optionee's termination of employment with, or service to, the Company.

 . If an optionee's employment with, or service to, the Company terminates by reason of the disability of the optionee, each discretionary stock option granted under the 1999 Option Plan to the optionee will become fully exercisable and may thereafter be exercised for a period of no more than one year after the date of the termination of employment or service.

 . If an optionee retires on or after age 65 and after the completion of five years of employment with, or service to, the Company, each discretionary non-qualified stock option granted under the 1999 Option Plan to the optionee will become fully exercisable and may thereafter be exercised for a period of no more than one year after the date of retirement. Each ISO granted under the 1999 Option Plan to the optionee will be exercisable only to the extent exercisable on the date of retirement and may thereafter be exercised for a period of no more than three months after that date.

 . If an optionee's employment with, or service to, the Company is terminated because of the death of the optionee, each discretionary stock option granted under the 1999 Option Plan to the optionee will become fully exercisable and may thereafter be exercised for a period of no more than one year after the date of death.

 . If an optionee's employment with, or service to, the Company terminates for any other reason, each discretionary stock option granted under the 1999 Option Plan to the optionee will be exercisable only to the extent exercisable on the date of termination of employment or service and may thereafter be exercised for a period of no more than three months after that date; provided, that if the optionee's employment with, or service to, the Company is terminated for Cause, all stock options granted under the 1999 Option Plan and held by the optionee (including non-discretionary awards described below) will terminate automatically on the effective date of the optionee's termination of employment or service. For purposes of the 1999 Option Plan, "Cause" means any act of dishonesty, commission of a felony, significant activities harmful to the reputation of the Company, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company.

If an optionee dies during the one-year or three-month periods following termination of employment or service described above, each stock option granted under the 1999 Option Plan to the optionee will be exercisable only to the extent exercisable on the date of death and may thereafter be exercised for a period of no more than one year after the date of death.

Notwithstanding the foregoing, an option granted under the 1999 Option Plan may not be exercised after its expiration date.

Non-Discretionary Grants of Stock Options to Outside Directors

The 1999 Option Plan provides that each new Outside Director will receive, on the date he or she commences service as an Outside Director, an option to purchase 2,000 shares of Common Stock. This grant will not be made to a person who becomes an Outside Director by reason of a termination of employment with the Company. On the date of each annual meeting of stockholders of the Company, each person who is an Outside Director immediately after the meeting will also be granted an option to purchase 4,000 shares of Common Stock. These non-discretionary options are non-qualified stock options, have a per share purchase price equal to the Fair Market Value of a share Common Stock on the date of grant, are fully exercisable upon grant and expire ten years thereafter.

Subject to the next sentence, a non-discretionary option will remain exercisable until the earlier of one year after its holder ceases to be a member of the Board or the expiration of the option. If a former director dies during that one year period, each non-discretionary option held by him or her at the time of death will remain exercisable until the earlier of one year after the date of death or the expiration of the option.

Change of Control

Upon a Change of Control (as defined in the 1999 Option Plan) in which the Company's stockholders receive shares of Common Stock that are publicly traded, all outstanding options granted under the 1999 Option Plan will immediately become fully exercisable and there will be substituted for each share of Common Stock available under the 1999 Option Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to the Change in Control. In the event of any such substitution, the purchase price per share of each option will be appropriately adjusted by the Plan Committee, without an increase in the aggregate purchase price.

Upon a Change of Control in which the Company's stockholders receive consideration other than shares of Common Stock that are publicly traded, each outstanding option granted under the 1999 Option Plan will be surrendered to the Company by the holder thereof, and each such option will immediately be cancelled by the Company, and the holder will receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to the option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of Common Stock subject to the option.

Exercise of Stock Options; Non-transferability; Designation of Beneficiaries

An exercisable stock option granted under the 1999 Option Plan, or portion thereof, may be exercised only with respect to a whole number of shares of Common Stock. Unless otherwise specified in the agreement relating to a non-qualified stock option, no stock option granted under the 1999 Option Plan may be transferred other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each stock option may be exercised during an optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Each optionee may file with the Plan Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of such optionee's death.

Federal Income Tax Consequences

The following is a brief overview of the United States federal income tax consequences of participation in the 1999 Option Plan and should not be relied upon as being a complete statement. It does not address the state or local tax aspects of participation in the 1999 Option Plan.

     Grant of Option. An optionee will not recognize taxable income upon the grant of a stock option under the 1999 Option Plan.

     Exercise of Non-Qualified Options. An optionee will recognize compensation taxable as ordinary income, and the Company generally will be allowed a corresponding deduction for federal income tax purposes, in an amount equal to the excess of the fair market value, on the date of exercise of a non-qualified option, of the shares of Common Stock acquired over the purchase price therefor.

     Exercise of Incentive Stock Options. An optionee will not recognize any taxable income by reason of exercise of an ISO, and the Company will not be allowed any deduction with respect to the exercise at that time. However, the excess, if any, of the fair market value, at the time of exercise, of the Common Stock acquired upon the exercise over the purchase price therefor will be included in alternative minimum taxable income subject to the alternative minimum tax.

     Qualifying Disposition of ISO Shares. If an optionee disposes of Common Stock acquired pursuant to the exercise of an ISO two years or more after the date of grant of the ISO or one year after the date of transfer of Common Stock to the optionee, whichever is later, the amount, if any, realized in excess of the purchase price for such Common Stock will be treated as long-term capital gain or the amount, if any, by which the purchase price exceeds the amount realized upon the disposition will be treated as a long-term capital loss. The Company will not be entitled to any deduction with respect to a disposition of Common Stock occurring under the circumstances described in this paragraph.

     Disqualifying Disposition of ISO Shares. If an optionee disposes of Common Stock acquired pursuant to the exercise of an ISO within two years after the date of grant of the ISO or one year after the date of transfer of Common Stock to the optionee, whichever is later, the optionee will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the amount, if any, realized in excess of the purchase price for the Common Stock, but only considering the amount realized to the extent it does not exceed the fair market value of the Common Stock on the date of exercise. Any amount realized upon disposition in excess of the fair market value of the Common Stock on the date of exercise will be treated as long-term capital gain if the Common Stock has been held for more than 12 months or as a short-term capital gain if the Common Stock has been held for a shorter period. If the amount realized upon disposition is less than the purchase price for the shares, the excess of the purchase price over the amount realized will be treated as a long-term or short-term capital loss, depending on the holding period of the Common Stock. The Company will not be entitled to any deduction with respect to the amount recognized by the employee as capital gain.

     Income Tax Withholding. The taxable compensation recognized by the optionee upon the exercise of a stock option will be subject to withholding of tax by the Company.

               AMENDMENTS TO THE EAGLE POINT SOFTWARE CORPORATION
                       1995 EMPLOYEE STOCK PURCHASE PLAN

General

In connection with the Company's initial public offering of Common Stock in June 1995, the Board of Directors adopted, and the Company's stockholders approved, the Eagle Point Software Corporation 1995 Employee Stock Purchase Plan. The stock purchase plan has been amended and restated (as amended and restated, the "Stock Purchase Plan"), subject to stockholder approval, to (a) increase the maximum number of shares of Common Stock that can be purchased thereunder from 100,000 to 150,000 and (b) remove certain provisions that were originally included in light of SEC rules promulgated under Section 16 of the Securities Exchange Act of 1934 which are no longer in effect. As of date hereof, 77,692 shares have been purchased under the Stock Purchase Plan.

The purpose of the Stock Purchase Plan is to provide employees of the Company with added incentive to remain employed with the Company and to encourage increased effort to promote the best interest of the Company by permitting such employees to purchase shares of Common Stock at below market prices. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

The Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be and does not qualify as a pension, profit sharing or other "qualified" plan under Section 401(a) of the Code.

Approval of the Amended and Restated Eagle Point Software Corporation 1995 Employee Stock Purchase Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will have the same effect as votes cast against the proposal. Non-voted shares will not be considered in attendance for the vote on this proposal.

The Board of Directors unanimously recommends that stockholders vote FOR approval of the Amended and Restated Eagle Point Software Corporation 1995 Employee Stock Purchase Plan (Proposal 3).

Administration

The Stock Purchase Plan is administered by the Board of Directors. The Board of Directors, however, may otherwise appoint a committee consisting of two or more members of the Board, to administer the Stock Purchase Plan. We will, in this summary of the Stock Purchase Plan, refer to the body that administers the Stock Purchase Plan as the "Plan Committee." The Plan Committee has full power and authority to interpret and administer the Stock Purchase Plan, to establish rules and regulations, to appoint agents in connection therewith and to take any other action that the Plan Committee deems necessary or desirable to administer the Stock Purchase Plan. The Plan Committee is required to administer the Stock Purchase Plan so that all participants have the same rights and privileges as required by Section 423(b)(5) of the Code.

Purchases of Common Stock Under the Stock Purchase Plan

The maximum number of shares of Common Stock that may be purchased under the Stock Purchase Plan is 150,000 subject to appropriate adjustment in the event of a stock dividend, stock split or other similar change in capitalization. Shares of Common Stock purchased under the Stock Purchase Plan may be treasury shares, authorized and unissued shares, shares purchased in the open market (on an exchange or in negotiated transactions), or a combination thereof.

Eligible Employees

Eligibility to participate in the Stock Purchase Plan is extended to each employee of the Company who has been continuously employed by the Company for at least 12 months, whose customary employment by the Company is greater than 20 hours per week and more than 5 months in any calendar year (each such employee is referred to herein as an "Eligible Employee"). A person must be an Eligible Employee on the first day of a Purchase Period (as defined below) in order to participate in the Stock Purchase Plan during that Purchase Period.

Material Terms of the Stock Purchase Plan

An Eligible Employee may purchase Common Stock under the Stock Purchase Plan only if he or she is an Eligible Employee on the first day of a "Purchase Period." A Purchase Period is a 12-month period beginning on the first business day on or after July 1 and ending on the last business day in June of the next succeeding calendar year.

An Eligible Employee may purchase shares of Common Stock through payroll deductions. The amount of payroll deduction will be a whole percentage amount or a whole dollar amount, as determined by the Plan Committee, in either case not to exceed 15%, or a lesser percentage as may be determined by the Plan Committee, of the Eligible Employee's then current regular wage or salary (before withholding or other deductions) paid to the Eligible Employee by the Company.

No employee can purchase more than 1,500 shares of Common Stock during any Purchase Period. No employee can acquire rights to purchase Common Stock under the Stock Purchase Plan at a rate which exceeds $25,000 of the fair market value of Common Stock during a calendar year, to be determined in the manner provided by Section 423(b)(8) of the Code. In addition, no employee can purchase Common Stock under the Stock Purchase Plan if, after that purchase, the employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company, to be determined in the manner provided by Section 424(d) of the Code.

To participate in the Stock Purchase Plan, an Eligible Employee is required to execute and deliver a payroll deduction authorization to the Company or its designated agent in the time and manner specified by the Plan Committee. The authorization will become effective on the first day of the Purchase Period commencing after its execution and delivery. A participant may change the amount of his or her payroll deduction by executing and delivering a new payroll deduction authorization, which will become effective on the first day of the Purchase Period next succeeding its execution and delivery.

Payroll deduction will be credited to a purchase account established on the books of the Company on behalf of each participant (a "Purchase Account"). At the end of each Purchase Period, the amount in each participant's Purchase Account will be applied to purchase the number of shares of Common Stock determined by dividing the amount by the Purchase Price (as defined below) for the Purchase Period.

The Purchase Price for a Purchase Period is 85% of the lesser of (i) the fair market value of one share of the Common Stock on the first day of the Purchase Period and (ii) the fair market value of one share of the Common Stock on the last day of the Purchase Period, unless the Plan Committee determines otherwise in accordance with the terms of the Stock Purchase Plan. The fair market value of a share of Common Stock on a given day is the average of the high and low transaction prices for a share of Common Stock as reported by The Nasdaq Stock Market on that day or, if there are no reported transactions on that day, on the next preceding date for which transactions were reported.

The Plan Committee may in its discretion, establish additional procedures whereby Eligible Employees may participate in the Stock Purchase Plan by means other than payroll deduction, including, but not limited to, delivery of funds by participants in a lump sum or automatic charges to participants' bank accounts. These other methods of participating will be subject to rules and conditions as the Plan Committee may establish. Rights to purchase Common Stock under the Stock Purchase Plan are not transferable.

Common Stock purchased under the Stock Purchase Plan will be considered to be issued and outstanding to the participant's credit as of the close of business on the last day of each Purchase Period. No interest will accrue at any time for any amount credited to a Purchase Account. After the close of each Purchase Period, a report will be sent to each participant stating the entries made to his or her Purchase Account, the number of shares of Common Stock purchased and the applicable Purchase Price. A participant will be issued a certificate for his or her shares when his or her participation in the Stock Purchase Plan is terminated, the Stock Purchase Plan is terminated or upon request, but in the last case only in denominations of at lease 25 shares.

A participant may elect at any time to terminate participation in the Stock Purchase Plan, provided the termination is received by the Company in writing prior to the last business day of the Purchase Period for which the termination is to be effective. In addition, a participant's participation in the Stock Purchase Plan will automatically terminate upon the participant's death or termination of employment with the Company or when the participant otherwise ceases to be an Eligible Employee. Upon any termination, the Company will deliver to the participant or his or her legal representative, as the case may be, cash in an amount equal to the balance in his or her Purchase Account on the date of termination, one or more certificates for the number of whole shares of Common Stock held for his or her benefit, and the cash equivalent for any fractional share so held.

In the event of a Change in Control of the Company (as defined in the Stock Purchase Plan), the then current Purchase Period will end, and all participants' Purchase Accounts will be applied to purchase shares of Common Stock, and the Plan will immediately thereafter terminate.

Termination and Amendment

The Board or the Plan Committee may terminate the Stock Purchase Plan at any time. The Stock Purchase Plan will terminate when the maximum number of shares of Common Stock available for purchase thereunder has been purchased.

The Board or the Plan Committee may amend the Stock Purchase Plan for any reason; provided, however, that no such amendment may (i) materially adversely affect any purchase rights outstanding under the Stock Purchase Plan during the Purchase Period in which the amendment is to be effected, (ii) unless approved by the stockholders of the Company, increase the number of shares of Common Stock which may be purchased under the Stock Purchase Plan, (iii) decrease the Purchase Price for shares of Common Stock thereunder for any period below 85% of the lesser of (a) the fair market value of the Common Stock on the first day of the Purchase Period and (b) the fair market value of the Common Stock of the last day of the Purchase Period, (iv) unless approved by the stockholders of the Company, change the class of employees eligible to participate in the Stock Purchase Plan or (v) adversely affect the qualification of the Stock Purchase Plan under Section 423 of the Code.

Federal Income Tax Consequences

The following is a brief overview of the United States income tax consequences of participation in the Stock Purchase Plan and should not be relied upon as being a complete statement. It does not address the state or local tax aspects of participation in the Stock Purchase Plan.

     Purchase of Stock. An Eligible Employee who elects to participate in the Stock Purchase Plan will not recognize any taxable income at the time Common Stock is purchased for him or her under the Stock Purchase Plan.

     Qualifying Disposition of Shares. If an employee disposes of Common Stock purchased under the Stock Purchase Plan two years or more after the first day of the Purchase Period or one year or more after the date the Common Stock is transferred to the employee, whichever is later, the employee will recognize ordinary income in an amount equal to the lesser of: (a) the excess of the fair market value of the Common Stock at the time of disposition over the purchase price under the Stock Purchase Plan and (b) 15% of the fair market value of the Common Stock on the first day of the Purchase Period. The portion of the gain that is in excess of the amount recognized as ordinary income, if any, will be taxed as long-term capital gain. If the Common Stock is disposed of at a price below the purchase price under the Stock Purchase Plan, the loss will be treated as long-term capital loss. The Company will not be entitled to any deduction with respect to a disposition of Common Stock occurring under the circumstances described in this paragraph.

     Disqualifying Disposition of Shares. If an employee disposes of Common Stock purchased under the Stock Purchase Plan within two years after the first day of the Purchase Period, or within one year after the date the Common Stock is transferred to the employee, whichever is later, the employee will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the Common Stock on the last day of the Purchase Period over the purchase price of the Common Stock under the Stock Purchase Plan. The employee's cost basis of the Common Stock will be increased by the amount of the ordinary income recognized by the employee. In addition, on the disposition of the Common Stock, an employee will recognize capital gain or loss equal to the difference between the price at which the Common Stock is disposed of and the cost basis in the Common Stock, as so increased. The Company will not be entitled to any deduction with respect to the amount recognized by the employee as capital gain.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors has appointed Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending June 30, 2000. If a majority of the stockholders in attendance at the Annual Meeting, in person or by proxy, fail to ratify the appointment, the appointment of other independent accountants will be considered by the Board of Directors. Abstentions will have the same effect as votes against the proposal. Non-voted shares will not be considered in attendance for the vote on this proposal. Deloitte & Touche LLP has audited the Company's financial statements since the fiscal year ended June 30, 1992. Representatives of Deloitte & Touche LLP are expected to be at the Annual Meeting and will be available to respond to appropriate questions. Deloitte & Touche LLP will also have the opportunity to make a statement at the Annual Meeting if they desire to do so.

The Board of Directors unanimously recommends that stockholders vote FOR approval of the proposal to ratify the appointment of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending June 30, 2000 (Proposal 4).


                             STOCKHOLDER PROPOSALS

Pursuant to applicable rules under the Securities Exchange Act of 1934, stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders and to be included in the Company's proxy statement and form of proxy for that meeting must be received by the Company at its principal executive offices not later than July 15, 2000. In addition, the By-Laws of the Company contain requirements relating to the timing and content of the advance notice which stockholders must provide to the Secretary of the Company for any matter or any director nomination to be properly presented at a stockholders meeting. To be timely, a notice from a stockholder for the 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company no earlier than September 7, 2000, and no later than October 2, 2000. A copy of the By-Laws may be obtained upon written request to the Secretary of the Company.


                 COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10 percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the Form 3, 4, and 5 filings received from such Reporting Persons since the beginning of Fiscal 1999, the Company is not aware of any failure to file on a timely basis any Form 3, 4, or 5 during Fiscal 1999 except as set forth in this paragraph. Mr. Randy K. Ambrosy filed one late report on Form 5 disclosing one exempt acquisition in 1998. Mr. John F. Biver filed one late report on Form 5 disclosing one exempt acquisition in each of 1997 and 1998. Mr. Rodney L. Blum filed one late report on Form 5 disclosing one exempt acquisition in each of 1997 and 1998. Mr. Dennis J. George filed one late report on Form 5 disclosing one exempt acquisition in each of 1997 and 1998. Mr. Edward T. Graham filed one late report on Form 5 disclosing one non-exempt acquisition in 1996, three exempt acquisitions in each of 1996 and 1997 and one exempt acquisition in 1998. Mr. James P. Hickey filed one late report on Form 5 disclosing two exempt acquisitions in 1995 and one exempt acquisition in each of 1996, 1997 and 1998. Mr. Willliam P. LeMay filed one late report on Form 5 disclosing four exempt acquisitions in each of 1996 and 1997 and one exempt acquisition in 1998. Mr. Thomas O. Miller filed one late report on Form 5 disclosing one non-exempt acquisition in 1998, two exempt acquisitions in 1995 and one exempt acquisition in each of 1996, 1997 and 1998. Mr. Brent A. Straka filed one late report on Form 5 disclosing one exempt acquisition in each of 1996 and 1998 and three exempt acquisitions in 1997.


                         ANNUAL REPORT TO STOCKHOLDERS

The Company's 1999 Annual Report for Fiscal 1999 accompanies this Proxy
Statement.

A copy of the Company's Annual Report on Form 10-K, as amended by its Report on Form 10-K/A for Fiscal 1999 filed with the Securities and Exchange Commission, without exhibits, will be provided without charge to any stockholder submitting a request therefor to:

Dennis J. George
Vice President, Chief Financial Officer, Treasurer and Secretary
Eagle Point Software Corporation
4131 Westmark Drive
Dubuque, Iowa 52002-2627
Telephone: (319) 556-8392


                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy card will vote on such matters in accordance with their best judgment.

This document is being filed with the Securities and Exchange Commission in accordance with instruction 3 of item 10 of Schedule 14A under the Securities Exchange Act of 1934, as amended. It will not be distributed to stockholders with the proxy materials included in this Edgar submission.


                       Eagle Point Software Corporation
                            1999 Stock Option Plan

                               I. Introduction

     1.1 Purposes. The purposes of the Stock Option Plan (the "Plan") of Eagle Point Software Corporation, a Delaware corporation (the "Company") and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries") are to align the interests of the Company's stockholders and the recipients of options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers and other key employees and well-qualified persons who are not officers or employees of the Company for service as directors of the Company. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

     1.2 Administration. This Plan shall be administered by the Board of Directors of the Company (the "Board") or a committee designated by the Board consisting of two or more members of the Board (the Board, in its capacity as the administrator of the Plan, or such committee, the "Committee").

     The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and shall determine the number of shares of Common Stock subject to each option granted hereunder, the exercise price of such option, the time and conditions of exercise of such option and all other terms and conditions of such option, including, without limitation, the form of the option agreement. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an option intended to be qualified performance-based compensation, take action such that any or all outstanding options shall become exercisable in part or in full. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive. Each option shall be evidenced by a written agreement (an "Agreement") between the Company and the optionee setting forth the terms and conditions of such option.

     The Committee may delegate some or all of its power and authority hereunder to the Board or the President and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the President and Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the President and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

     No member of the Board of Directors or Committee, and neither the President and Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time, except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-Laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

     1.3 Eligibility. Participants in this Plan shall consist of such directors (including Independent Directors), officers and other key employees of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Independent Directors of the Company shall also be eligible to participate in this Plan in accordance with
Section III.

     1.4 Shares Available. Subject to adjustment as provided in Section 4.7, 350,000 shares of the common stock, $.01 par value, of the Company ("Common Stock"), shall be available for grants of options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option granted hereunder or under the Eagle Point Software Corporation Stock Option Plan are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option (other than by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of such option, or to satisfy all or a portion of the tax withholding obligations relating to such option), then such shares of Common Stock shall be available for new options granted under this Plan.

     Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

     To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, the maximum number of shares of Common Stock with respect to which options may be granted during any fiscal year of the Company to any person shall be 250,000, subject to adjustment as provided in Section 4.7.


                                 II. Stock Options

     2.1 Grants of Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an incentive stock option, shall be a non-qualified stock option. An incentive stock option shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an incentive stock option. Each incentive stock option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as incentive stock options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute non-qualified stock options. "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Common Stock as reported on The Nasdaq Stock Market on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which transactions were reported; provided that if Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     2.2 Terms of Stock Options. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a non-qualified stock option or an incentive stock option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an incentive stock option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a

"Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an incentive stock option.

     (b) Option Period and Exercisability. The period during which an option may be exercisable shall be determined by the Committee; provided, however, that no incentive stock option shall be exercisable later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish performance measures or other criteria which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

     (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

     2.3  Termination of Employment or Service.

     (a) Disability. Subject to paragraph (f) below and Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with or service to the Company terminates by reason of Disability, each option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of
(i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such option. For purposes of this Plan, "Disability" shall mean the inability of an optionee substantially to perform such optionee's duties and responsibilities for a continuous period of at least six months.

     (b) Retirement. Subject to paragraph (f) below and Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with or service to the Company terminates by reason of retirement on or after age 65 and after the optionee has completed at least five years of employment with or service to the Company, each option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such option.

     (c) Death. Subject to paragraph (f) below and Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with or service to the Company terminates by reason of death, each option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     (d)  Other Termination.  Subject to paragraph (f) below, Section 3.2(c) and
Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with or service to the Company terminates for any reason other than Disability, retirement on or after age 65 after completion of at least five years of employment with or service to the Company or death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such option; provided that if such optionee's employment or service is terminated for Cause, all options held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment or service. For purposes of this Plan, "Cause" shall mean any act of dishonesty, commission of a felony, significant activities harmful to the reputation of the Company or any of its Subsidiaries, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company or any of its Subsidiaries.

     (e) Death Following Termination of Employment or Service. Subject to paragraph (f) below and Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee dies during the one year period following termination of employment or service by reason of Disability, or if an optionee dies during the one year period following termination of employment or service by reason of retirement on or after age 65 after completion of at least five years of employment with or service to the Company, or if an optionee dies during the three month period following termination of employment or service for any other reason other than Disability or retirement on or after age 65 after completion of at least five years of employment with or service to the Company (or, in each case, such other period as the Committee may specify in the Agreement relating to an option), each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     (f)  Termination of Employment - Incentive Stock Options.  Subject to
Section 4.8 and unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an incentive stock option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code), each incentive stock option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

     Subject to Section 4.8 and unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an incentive stock option terminates by reason of death, each incentive stock option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     Subject to Section 4.8 and unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an incentive stock option terminates for any reason other than Permanent and Total Disability or death, each incentive stock option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option; provided that if such optionee's employment is terminated for Cause, all incentive stock options held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment.

     Subject to Section 4.8 and unless otherwise specified in the Agreement relating to the option, if the holder of an incentive stock option dies during the one-year period following termination of employment by reason of

Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an incentive stock option dies during the three-month period following termination of employment for any reason other than Permanent and Total Disability or death, each incentive stock option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

               III. Provisions Relating to Independent Directors

     3.1 Eligibility. Each member of the Board of Directors of the Company who is not an employee, either full-time or part-time, of the Company or a Subsidiary (an "Independent Director") shall be granted options to purchase shares of Common Stock in accordance with this Section III.

     3.2 Grants of Stock Options. Each Independent Director shall be granted non-qualified stock options as follows:

     (a) Time of Grant. Each person who commences service as an Independent Director after the date hereof shall be granted an option to purchase 2,000 shares of Common Stock on the date such service commences at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option, provided, however, that such grant shall not be made to a person who becomes an Independent Director by reason of termination of employment with the Company or any Subsidiary. On the date of each annual meeting of stockholders of the Company, each person who is an Independent Director immediately after such meeting of stockholders shall be granted an option to purchase 4,000 shares of Common Stock at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option.

     (b)  Option Period and Exercisability.  Each option granted under this
Article III shall be fully exercisable on and after its date of grant. Each option granted under this Article III shall expire ten years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article III shall be exercisable in accordance with Section 2.2(c).

     (c) Termination of Directorship. If the holder of an option granted under this Article III shall cease to be a member of the Board of Directors of the Company for any reason, each such option held by such optionee may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year after the date such optionee ceased to be a member of the Board of Directors of the Company and (ii) the expiration date of the term of such option.

     (d) Death Following Termination of Directorship. If the holder of an option granted under this Article V dies during the one year period following the date on which such optionee ceased to be a member of the Board of Directors of the Company, each such option may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option.

                                 IV. General

     4.1 Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the 1999 annual meeting of stockholders, shall become effective on the date of such approval. No option may be exercised prior to the date of such stockholder approval. This Plan shall terminate on the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any option granted prior to termination. In the event that this Plan is not approved by the stockholders of the Company at the 1999 annual meeting of stockholders, this Plan and any options granted hereunder shall be null and void.

     4.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 4.7), (b) effect any change inconsistent with Section 422 of the Code or (c) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder.

     4.3 Agreement. No option shall be valid until an Agreement is executed by the Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such option shall be effective as of the effective date set forth in the Agreement.

     4.4 Non-Transferability. Unless otherwise specified in the Agreement relating to a non-qualified stock option, no option hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option hereunder, such option and all rights thereunder shall immediately become null and void.

     4.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an option hereunder. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the option (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the optionee may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (D) a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee.

     4.6 Restrictions on Shares. Each option hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise of such option or the delivery of shares thereunder, such option shall not be exercised and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     4.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option, the purchase price per security, and the number and class of securities subject to each option to be granted to Independent Directors pursuant to Article III shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an option under this Plan, the Company shall pay the optionee, in connection with the first exercise of the option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

     4.8 Change in Control. (a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section
(b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, all outstanding options shall immediately become exercisable in full and there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made without an increase in the aggregate purchase price or base price.

     (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be cancelled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of Common Stock subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

     (b)  "Change in Control" shall mean:

          (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 35% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company),
     (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 4.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 35% or more of the Outstanding Company Common Stock or 35% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities

     (other than pursuant to a dividend or distribution paid or made by the Company on the Outstanding Company Common Stock or the Outstanding Company Voting Securities or pursuant to a split or subdivision of the Outstanding Company Common Stock or the Outstanding Company Voting Securities) and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

          (2) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (3) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 35% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 35% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (4) consummation of a plan of complete liquidation or dissolution of the Company.

     4.9 No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any option granted hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

     4.10 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock which are subject to an option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

     4.11 Designation of Beneficiary. Each optionee may file with the Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

     Each beneficiary designation shall become effective only when filed in writing with the Committee during the optionee's lifetime on a form prescribed by the Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

     If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

     4.12 Governing Law. This Plan, each option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

This document is being filed with the Securities and Exchange Commission in accordance with instruction 3 of item 10 of Schedule 14A under the Securities Exchange Act of 1934, as amended. it will not be distributed to stockholders with the proxy materials included in this Edgar submission.


                              AMENDED AND RESTATED
       Eagle Point Software Corporation 1995 Employee Stock Purchase Plan


     1. Purpose. The purpose of the Amended and Restated Eagle Point Software Corporation 1995 Employee Stock Purchase Plan (the "Plan") is to provide employees of Eagle Point Software Corporation, a Delaware corporation (the "Company"), and its Subsidiary Companies (as defined in Section 13) added incentive to remain employed by such companies and to encourage increased efforts to promote the best interests of such companies by permitting eligible employees to purchase shares of the common stock, par value $.01, of the Company ("Common Stock") at below-market prices. The Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company and its Subsidiary Companies are sometimes hereinafter called collectively the "Participating Companies."

     2. Eligibility. Participation in the Plan shall be open to each employee of the Participating Companies (a) who has been continuously employed by the Participating Companies for at least twelve months, (b) whose customary employment by the Participating Companies is greater than 20 hours per week; and
(c) whose customary employment by the Participating Companies is more than 5 months in any calendar year (each an "Eligible Employee"). In determining whether an employee has been continuously employed for at least twelve months, employment with the following entities shall be included: (i) any corporation a majority of whose stock is acquired by one or more Participating Companies; (ii) any trade or business that is acquired by one or more Participating Companies; and (iii) any trade or business substantially all of whose assets are acquired by one or more Participating Companies.

     No right to purchase Common Stock hereunder shall accrue under the Plan in favor of any person who is not an Eligible Employee as of the first day of a Purchase Period (as defined in Section 3). Notwithstanding anything contained in the Plan to the contrary, no Eligible Employee shall acquire a right to purchase Common Stock hereunder (i) if, immediately after receiving such right, such employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary Company (including any stock attributable to such employee under section 424(d) of the Code), or (ii) if for a given calendar year such right would permit such employee's aggregate rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiary Companies exercisable during such calendar year to accrue at a rate which exceeds $25,000 of fair market value of such stock for such calendar year, all determined in the manner provided by section 423(b)(8) of the Code and the rules and regulations thereunder. In addition, the number of shares of Common Stock which may be purchased by any Eligible Employee during any Purchase Period shall not exceed 1500.

     3. Effective Date of Plan; Purchase Periods. The Plan shall become effective on July 1, 1995 or on such later date (the "Effective Date") as may be specified by the Board of Directors (the "Board") of the Company or the Committee (as defined in Section 11). The Plan shall cease to be effective unless, within 12 months before or after the date of its adoption by the Board, it has been approved by the stockholders of the Company in accordance with the General Corporation Law of the State of Delaware.

     The first "Purchase Period" shall begin on the first business day on or after the later of July 1, 1995 or the Effective Date and shall end on June 28, 1996. Thereafter, a Purchase Period shall begin on the first business day on or after July 1 of each calendar year and shall end on the last business day in June of the next succeeding calendar year.

     4. Basis of Participation. (a) Payroll Deduction. Each Eligible Employee shall be entitled to enroll in the Plan as of the first day of any Purchase Period which begins on or after such employee becomes an Eligible Employee.

     To enroll in the Plan, an Eligible Employee shall execute and deliver a payroll deduction authorization (the "Authorization") to the Company or its designated agent in the time and manner specified by the Committee. The Authorization shall become effective on the first day of the Purchase Period commencing after the execution and delivery of such Authorization provided, that an Authorization which is executed and delivered during the six-month period commencing with the Effective Date shall become effective on the first day of the payroll period commencing after the execution and delivery of such Authorization. Each Authorization shall direct that payroll deductions be made by the employee's employer for each payroll period during which the employee is a participant in the Plan. The amount of each payroll deduction specified in an Authorization for each such payroll period shall be a whole percentage amount or a whole dollar amount, as determined by the Committee, in either case not to exceed 15%, or such lesser percentage as may be determined by the Committee, of the participant's current regular wage or salary (before withholding or other deductions) paid to him by any of the Participating Companies.

     Payroll deductions (and any other amount paid under the Plan) shall be made for each participant in accordance with his Authorization until his participation in the Plan terminates or the Plan terminates, all as hereinafter provided.

     A participant may change the amount of his payroll deduction by filing a new Authorization with the Company or its designated agent, such Authorization shall become effective on the first day of the Purchase Period commencing after the execution and delivery of such Authorization. No other changes shall be permitted, except that a participant may elect to terminate his participation in the Plan as provided in Section 7.

     Payroll deductions shall be credited to a purchase account established on the books of the Company on behalf of each participant (a "Purchase Account"). At the end of each Purchase Period, the amount in each participant's Purchase Account will be applied to the purchase from the Company of the number of shares of Common Stock determined by dividing such amount by the Purchase Price (as defined in Section 5) for such Purchase Period.

     (b) Other Methods of Participation. The Committee may, in its discretion, establish additional procedures whereby Eligible Employees may participate in the Plan by means other than payroll deduction, including, but not limited to, delivery of funds by participants in a lump sum or automatic charges to participants' bank accounts. Such other methods of participating shall be subject to such rules and conditions as the Committee may establish. The Committee may at any time amend, suspend to terminate any participation procedures established pursuant to this paragraph without prior notice to any participant or Eligible Employee.

     5. Purchase Price. The purchase price (the "Purchase Price") per share of Common Stock hereunder for any Purchase Period shall be 85% of the lesser of (i) the fair market value of a share of Common Stock on the first day of such Purchase Period and (ii) the fair market value of a share of Common Stock on the last day of such Purchase Period, unless, prior to the beginning of such Purchase Period, the Committee shall determine otherwise (subject to the limitations contained in clause (c) of the third paragraph of Section 8). If such determination results in a fraction of one cent, the Purchase Price shall be increased to the next higher full cent. The fair market value of a share of Common Stock on a given day shall be the average of the high and low transaction prices of a share of Common Stock as reported on The Nasdaq Stock Market on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which transactions were reported. In no event, however, shall the Purchase Price be less than the par value of the Common Stock.

     6. Issuance of Shares. The Common Stock purchased by each participant shall be considered to be issued and outstanding to his credit as of the close of business on the last day of each Purchase Period. The total number of shares of Common Stock purchased by all participants during each Purchase Period shall be issued, as of the last day in such Purchase Period, to a nominee or agent for the benefit of the participants. A participant will be issued a certificate for his shares when his participation in the Plan is terminated, the Plan is terminated or upon request, but in the last case only in denominations of at least 25 shares.

     No interest shall accrue at any time for any amount credited to a Purchase Account of a participant. After the close of each Purchase Period, a report will be sent to each participant stating the entries made to his Purchase Account, the number of shares of Common Stock purchased and the applicable Purchase Price.

     7. Termination of Participation. A participant may elect at any time to terminate his participation in the Plan, provided such termination is received by the participant's employer in writing prior to the last business day of the Purchase Period for which such termination is to be effective. Upon any such termination, the participant's employer shall promptly deliver to such participant cash in an amount equal to the balance to his credit in his Purchase Account on the date of such termination, one or more certificates for the number of whole shares of Common Stock held for his benefit, and the cash equivalent for any fractional share so held. Such cash equivalent shall be determined by multiplying the fractional share by the fair market value of a share of Common Stock on the last day of the Purchase Period immediately preceding such termination, determined as provided in Section 5.

     If the participant dies, terminates his employment with the Participating Companies for any reason, or otherwise ceases to be an Eligible Employee, his participation in the Plan shall immediately terminate. Upon such terminating event, the participant's employer shall promptly deliver to such participant or his legal representative, as the case may be, cash in an amount equal to the balance to his credit in his Purchase Account on the date of such termination, one or more certificates for the number of whole shares of Common Stock held for his benefit, and the cash equivalent of any fractional share so held, determined as provided above in this Section 7.

     8. Termination or Amendment of the Plan. The Company, by action of the Board or the Committee, may terminate the Plan at any time. Notice of termination shall be given to all participants, but any failure to give such notice shall not impair the effectiveness of the termination.

     Without any action being required, the Plan will terminate in any event when the maximum number of shares of Common Stock to be sold under the Plan (as provided in Section 12) has been purchased. Such termination shall not impair any rights which under the Plan shall have vested on or prior to the date of such termination. If at any time the number of shares remaining available for purchase under the Plan are not sufficient to satisfy all then-outstanding purchase rights, the Board may determine an equitable basis of apportioning available shares among all participants consistent with Section 423 of the Code.

     The Board or the Committee may amend the Plan from time to time in any respect for any reason; provided, however, no such amendment shall (a) materially adversely affect any purchase rights outstanding under the Plan during the Purchase Period in which such amendment is to be effected, (b) unless approved by the stockholders of the Company, increase the maximum number of shares of Common Stock which may be purchased under the Plan, (c) decrease the Purchase Price of the shares of Common Stock for any Purchase Period below the lesser of 85% of the fair market value thereof on the first day of such Purchase Period and 85% of the fair market value thereof on the last day of such Purchase Period, (d) unless approved by the stockholders of the Company, change the class of employees eligible to participate in the Plan or (e) adversely affect the qualification of the Plan under section 423 of the Code.

     Upon termination of the Plan, the respective cash balance, if any, to the credit of each participant in his Purchase Account, one or more certificates for the number of whole shares of Common Stock held for his benefit, and the cash equivalent of any fractional share so held, determined as provided in Section 7, shall be promptly distributed to such participant.

     9. Non-Transferability. Rights acquired under the Plan are not transferable and may be exercised only by a participant.

     10. Stockholder's Rights. No Eligible Employee or participant shall by reason of the Plan have any rights of a stockholder of the Company until and to the extent he shall acquire shares of Common Stock as herein provided.

     11. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board (the "Committee"), provided that the Board may otherwise appoint (A) the Board or (B) a committee consisting of two or more members of the Board, to act as the

Committee. In addition to the power to amend or terminate the Plan pursuant to
Section 8, the Committee shall have full power and authority to: (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any participant and any other employee of the Company. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

     The Plan shall be administered so as to ensure all participants have the same rights and privileges as required by section 423(b)(5) of the Code.

     12. Maximum Number of Shares. The maximum number of shares of Common Stock which may be purchased under the Plan is 150,000 subject, however, to adjustment as hereinafter set forth. Shares of Common Stock sold hereunder may be treasury shares, authorized and unissued shares, shares purchased in the open market (on an exchange or in negotiated transactions), or any combination of treasury shares, authorized and unissued shares or shares purchased in the open market. If the Company shall, at any time after the Effective Date, change its issued Common Stock into an increased number of shares, through a stock dividend or a split-up of shares, or into a decreased number of shares, through a combination of shares, then, effective with the record date for such change, the maximum number of shares of Common Stock which thereafter may be purchased under the Plan shall be the maximum number of shares which, immediately prior to such record date, remained available for purchase under the Plan proportionately increased, in case of such stock dividend or split-up, or proportionately decreased in case of such combination of shares.

     13. Miscellaneous. (a) Except as otherwise expressly provided herein, any Authorization, election, notice or document under the Plan from an Eligible Employee or participant shall be delivered to his employer corporation or its designated agent and, subject to any limitations specified in the Plan, shall be effective when so delivered.

     (b) The term "business day" shall mean any day other than Saturday, Sunday or a legal holiday in Iowa.

     (c) The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (d) The term "Subsidiary Companies" shall mean all corporations which are, or become after the Effective Date, subsidiary corporations (within the meaning of Section 424(f) of the Code) and of which the Company is the common parent.

     (e) The Plan, and the Company's obligation to sell and deliver Common Stock hereunder, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approval by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.

     14. Change in Control. (a) In order to maintain the participants' rights in the event of any Change in Control of the Company, as hereinafter defined, upon such Change in Control the then current Purchase Period shall thereupon end, and all participants' Purchase Accounts shall be applied to purchase shares pursuant to Section 5, and the Plan shall immediately thereafter terminate.

     (b) "Change in Control" for the purposes hereof means the occurrence of any of the following events:

     (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 35% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 14(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 35% or more of the Outstanding Company Common Stock or 35% or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities (other than pursuant to a dividend or distribution paid or made by the Company on the Outstanding Company Common Stock or the Outstanding Company Voting Securities or pursuant to a split or subdivision of the Outstanding Company Common Stock or the Outstanding Company Voting Securities) and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

     (2) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

     (3) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be,
(ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 35% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 35% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and
(iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (4) consummation of a plan of complete liquidation or dissolution of the Company.

PROXY
                        EAGLE POINT SOFTWARE CORPORATION

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 16, 1999 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned stockholder of Eagle Point Software Corporation (the "Company") does hereby acknowledge receipt of Notice of said Annual Meeting and the accompanying Proxy Statement and does hereby constitute and appoint Rodney
L. Blum and Dennis J. George, or either of them, with full power of substitution, to vote all shares of stock of the Company that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Stockholders of the Company to be held on Thursday, December 16, 1999 at 3:00 p.m. (local time) at Eagle Point Software Headquarters, 4131 Westmark Drive, Dubuque, IA 52002 and at any adjournment thereof, as follows:


  This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for the nominees listed in Proposal 1, for Proposal 2 to approve the 1999 Stock Option Plan, for Proposal 3 to approve amendments to the 1995 Employee Stock Purchase Plan and for Proposal 4 to approve Deloitte & Touche LLP as the independent public accountants of the Company.


                     (Please date and sign on reverse side)

 A   [x]     Please mark your votes as in this example

                                           WITHHOLD
                 For all nominees          AUTHORITY
                  listed at right   for all nominees listed    Nominees: John F. Biver
                                                                         James P.  Hickey
1. Election            [_]                    [_]
   of Class II
   Directors

(Instructions: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


______________________________________________
                                           FOR  AGAINST  ABSTAIN
2. Proposal to approve the Eagle Point     [_]    [_]      [_]
   Software Corporation 1999 Stock
   Option Plan.

                                           FOR  AGAINST  ABSTAIN
3. Proposal to approve amendments to the   [_]    [_]      [_]
   Eagle Point Software Corporation 1995
   Employee Stock Purchase Plan.

                                           FOR  AGAINST  ABSTAIN
4. Proposal to approve the appointment     [_]    [_]      [_]
   of Deloitte & Touche, LLP as the
   independent public accountants of the
   Company.

5. As such proxies may in their discretion determine upon such other matters as may properly come before the meeting.


THIS PROXY SHALL BE VOTED IN ACCORDNCE WITH THE INSTRUCTIONS GIVEN AND, IN THE ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR THE NOMINEES LISTED ABOVE AND IN FAVOR OF PROPOSALS 2, 3 AND 4. IF OTHER BUSINESS IS PRESENTED AT SAID METING, THIS PROXY SHALL BE VOTED ON THOSE MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES.

You are urged to mark, sign, date and return your proxy card without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.


Signature: _____________________   ___________________________ Date:______, 1999
                                   (SIGNATURE IF HELD JOINTLY)

NOTE: When signing the proxy, please take care to have the signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.